UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2018

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Chevron Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-00368	94-0890210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Bollinger Canyon Road, San Ramon, CA		94583
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 842-1000

N/A
(Former name or former address, if changed since last report)
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The 2018 Annual Meeting of Stockholders of Chevron Corporation (“Chevron”) was held on Wednesday, May 30, 2018.
(b)
Chevron stockholders voted on the matters set forth below, with final voting results indicated. For the election of Directors in an uncontested election, each nominee who received a majority of votes cast (i.e., the number of shares voted for exceeded the number of shares voted against, excluding abstentions) was elected a Director. All other items were approved if the number of shares voted for exceeded the number of shares voted against, excluding abstentions.

(1)		All nominees for election to the Chevron Board of Directors (“Board”) were elected, each for a one-year term, based upon the following votes:
Nominee	Votes For		Votes Against	Abstentions	Broker Non-Votes
W. M. Austin	1,278,777,834	99.4%	7,518,495	6,934,512	331,644,521
J. B. Frank	1,238,568,518	96.3%	47,636,431	7,025,892	331,644,521
A. P. Gast	1,278,673,122	99.4%	7,662,902	6,894,817	331,644,521
E. Hernandez, Jr.	1,252,087,521	97.4%	34,118,735	7,024,585	331,644,521
C. W. Moorman IV	1,278,839,505	99.4%	7,355,571	7,035,765	331,644,521
D. F. Moyo	1,277,499,634	99.3%	8,739,553	6,991,654	331,644,521
R. D. Sugar	1,212,962,194	95.4%	58,768,850	21,499,797	331,644,521
I. G. Thulin	1,212,848,212	94.3%	73,442,309	6,940,320	331,644,521
D. J. Umpleby	1,278,706,646	99.4%	7,555,136	6,969,059	331,644,521
M. K. Wirth	1,232,113,254	96.0%	51,830,470	9,287,117	331,644,521

(2)		The Board’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as Chevron’s independent registered public accounting firm for 2018 was approved based upon the following votes:
Votes For	1,568,047,493	97.0%
Votes Against	48,030,610	3.0%
Abstentions	8,797,259
Broker Non-Votes	Brokers were permitted to cast stockholder non-votes (i.e., uninstructed shares) at their discretion on this proposal item, and such non-votes are reflected in the votes for or against or abstentions.

(3)		The Board’s proposal for stockholders to approve, on an advisory basis, the compensation of Chevron’s named executive officers was approved based upon the following votes:
Votes For	1,193,035,932	93.2%
Votes Against	87,680,958	6.8%
Abstentions	12,513,951
Broker Non-Votes	331,644,521

(4)		The stockholder proposal regarding a report on lobbying was not approved based upon the following votes:
Votes For	396,281,362	31.5%
Votes Against	859,963,892	68.5%
Abstentions	36,985,587
Broker Non-Votes	331,644,521

(5)		The stockholder proposal regarding a report on business with conflict-complicit governments was not approved based upon the following votes:
Votes For	91,446,819	7.3%
Votes Against	1,169,793,981	92.7%
Abstentions	31,990,041
Broker Non-Votes	331,644,521

(6)		The stockholder proposal regarding a report on transition to a low carbon business model was not approved based upon the following votes:
Votes For	102,740,204	8.1%
Votes Against	1,162,572,694	91.9%
Abstentions	27,917,943
Broker Non-Votes	331,644,521

(7)		The stockholder proposal regarding a report on methane emissions was not approved based upon the following votes:
Votes For	540,183,286	45.0%
Votes Against	660,382,796	55.0%
Abstentions	92,664,759
Broker Non-Votes	331,644,521

(8)		The stockholder proposal regarding an independent chairman was not approved based upon the following votes:
Votes For	308,020,244	24.0%
Votes Against	976,529,586	76.0%
Abstentions	8,681,011
Broker Non-Votes	331,644,521

(9)		The stockholder proposal regarding an independent director with environmental expertise was not approved based upon the following votes:
Votes For	338,113,201	26.5%
Votes Against	938,701,189	73.5%
Abstentions	16,416,451
Broker Non-Votes	331,644,521

(10)		The stockholder proposal regarding special meetings was not approved based upon the following votes:
Votes For	431,903,225	33.9%
Votes Against	841,819,821	66.1%
Abstentions	19,507,795
Broker Non-Votes	331,644,521

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEVRON CORPORATION
Dated: June 4, 2018	By:	/s/ Christine L. Cavallo
Christine L. Cavallo
Assistant Secretary